                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 29, 1999
                        (Date of earliest event reported)


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-71045                   33-0639768
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


     27051 Towne Centre Drive, Suite 200
          Foothill Ranch, California                               92610
----------------------------------------------               -------------------
   (Address of Principal executive offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-71045) filed with the Securities and Exchange Commission (the "Commission") on January 22, 1999, and Amendment No. 1 thereto filed with the Commission on February 12, 1999, pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated August 25, 1999 and the related Prospectus Supplement dated October 21, 1999, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Auto Loan Backed Notes and Auto Loan Backed Certificates, Series 1999-D, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the "Notes"), and Auto Loan Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

         The Offered Securities were sold to Salomon Smith Barney Inc. ("Salomon"), Chase Securities Inc. ("Chase Securities") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and, together with Salomon and Chase Securities, the "Underwriters") pursuant to the terms of the Underwriting Agreement dated as of October 21, 1999 (the "Underwriting Agreement") between the Registrant and Salomon, as representative of itself, Chase Securities and Merrill Lynch.

         The Notes were issued pursuant to an Indenture dated as of October 1, 1999 (the "Indenture") among ONYX ACCEPTANCE OWNER TRUST 1999-D (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee.

         The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "Contracts") secured by new and used automobiles, light-duty trucks and vans (the "Financed Vehicles"), certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

         The Certificates represent undivided ownership interests in the Trust and were issued pursuant to the Trust Agreement dated as of October 1, 1999 (the "Trust Agreement") among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent.

         The Contracts were sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of October 1, 1999 (the "Sale and Servicing Agreement") among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. The Trust acquired certain Contracts (the "Initial Contracts") with a total principal balance of $172,577,090.48 (the "Initial Cut-Off Pool Balance") as of October 1, 1999 (the "Initial Cut-Off Date"). The Trust also acquired certain additional Contracts (the "Subsequent Contracts") originated or purchased after the Initial Cut-Off Date but on or before October 27, 1999 (the "Subsequent Cut-Off Date") with a total principal balance of $103,580,521.51 (the "Subsequent

Cut-Off Pool Balance"). Additionally, the Trust used funds on deposit in a segregated trust account (the "Prefunding Account") to acquire additional Contracts (the "Prefunded Contracts") with a total principal balance of $113,842,386.70 as of the related cut-off dates (each a "Prefunding Cut-Off Date") during the period from the Closing Date until November 29, 1999.

         Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.


                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance.................................$172,577,090.48

Number of Contracts..................................................14,532

Average principal balance outstanding............................$11,875.66

Average original amount financed.................................$12,013.59

Original amount financed (range)....................$1,155.00 to $81,791.60

Weighted average APR.................................................15.09%

APR (range).................................................6.48% to 25.00%

Weighted average original term...................................56.76 mos.

Original term (range).........................................12 to 72 mos.

Weighted average remaining term..................................56.07 mos.

Remaining term (range).........................................6 to 72 mos.

                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                            NUMBER OF        % OF                       % OF INITIAL
                             INITIAL        INITIAL      PRINCIPAL         CUT-OFF
    APR RANGE               CONTRACTS     CONTRACTS       BALANCE       POOL BALANCE
    ---------               ---------     ---------    --------------   ------------

 0.000% to 7.000%........        1           0.01      $     6,782.20         0.00

 7.001% to 8.000%........      331           2.28        5,474,912.56         3.17

 8.001% to 9.000%........      498           3.43        7,450,654.92         4.32

 9.001% to 10.000%.......      674           4.64        9,215,180.03         5.34

10.001% to 11.000%.......      608           4.18        7,902,185.58         4.58

11.001% to 12.000%.......      706           4.86        9,349,439.47         5.42

12.001% to 13.000%.......      862           5.93       10,723,738.10         6.21

13.001% to 14.000%.......    1,235           8.50       15,249,140.95         8.84

14.001% to 15.000%.......    1,424           9.80       17,635,739.71        10.22

15.001% to 16.000%.......    1,758          12.10       21,452,333.12        12.43

16.001% to 17.000%.......    1,689          11.62       20,070,418.07        11.63

17.001% to 18.000%.......    1,506          10.36       16,476,271.03         9.55

18.001% to 19.000%.......      926           6.37        9,809,834.00         5.68

19.001% to 20.000%.......      755           5.20        7,505,704.19         4.35

20.001% to 21.000%.......      998           6.87        9,985,144.10         5.79

Over 21.000%.............      561           3.86        4,269,612.45         2.47
                            ------         ------      --------------       ------
          Totals.........   14,532         100.00*     172,577,090.48       100.00*
                            ======         ======      ==============       ======

----------------
* Percentages may not add to 100% because of rounding.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                              NUMBER      % OF                                % OF
                            OF INITIAL   INITIAL         PRINCIPAL       INITIAL CUT-OFF
                            CONTRACTS   CONTRACTS         BALANCE          POOL BALANCE
                            ----------  ---------      --------------    ---------------
Arizona                         635         4.37         7,380,057.53            4.28

California                    4,261        29.32        53,563,904.59           31.04

Colorado                        340         2.34         3,661,914.19            2.12

Connecticut                       4         0.03            21,752.26            0.01

Delaware                         93         0.64         1,110,874.12            0.64

District of Columbia              2         0.01            25,308.03            0.01

Florida                       1,333         9.17        15,354,278.29            8.90

Georgia                         939         6.46        11,481,542.67            6.65

Idaho                           175         1.20         1,793,222.42            1.04

Illinois                      1,036         7.13        12,109,412.66            7.02

Indiana                         321         2.21         3,574,098.40            2.07

Iowa                             70         0.48           773,207.84            0.45

Kansas                            3         0.02            36,653.92            0.02

Kentucky                        160         1.10         1,688,630.98            0.98

Massachusetts                     1         0.01            18,306.90            0.01

Michigan                        898         6.18        10,473,601.83            6.07

Minnesota                         5         0.03            42,207.88            0.02

Mississippi                       3         0.02            40,904.93            0.02

Missouri                         50         0.34           532,752.99            0.31

Montana                          11         0.08           105,314.42            0.06

Nevada                          386         2.66         4,305,165.14            2.49

New Jersey                      915         6.30        10,940,638.70            6.34

New Mexico                        1         0.01            14,929.11            0.01

New York                         26         0.18           256,894.10            0.15

North Carolina                  477         3.28         5,715,525.23            3.31

Ohio                              2         0.01            22,143.14            0.01

Oklahoma                         39         0.27           445,398.09            0.26

Oregon                          370         2.55         3,993,710.16            2.31

South Carolina                  256         1.76         2,813,896.59            1.63

Tennessee                       288         1.98         3,287,306.67            1.90

Texas                           342         2.35         4,415,010.55            2.56

Utah                             12         0.08           119,429.64            0.07

Virginia                        550         3.78         7,077,621.71            4.10

Washington                      527         3.63         5,370,144.24            3.11

Wisconsin                         1         0.01            11,330.56            0.01
                             ------      ------        --------------          ------
       Totals                14,532      100.00*       172,577,090.48          100.00*
                             ======      ======        ==============          ======

----------------
* Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:


                     COMPOSITION OF THE SUBSEQUENT CONTRACTS


Aggregate principal balance.................................$103,580,521.51

Number of Contracts...................................................8,502

Average principal balance outstanding............................$12,183.08

Average original amount financed.................................$12,183.08

Original amount financed (range)....................$1,557.79 to $46,000.00

Weighted average APR.................................................14.77%

APR (range).................................................6.95% to 26.98%

Weighted average original term........................................56.84

Original term (range).........................................12 to 72 mos.

Weighted average remaining term.......................................56.70

Remaining term (range)........................................11 to 72 mos.


                DISTRIBUTION BY APRS OF THE SUBSEQUENT CONTRACTS


                          NUMBER OF        % OF                      % OF SUBSEQUENT
                          SUBSEQUENT   SUBSEQUENT      PRINCIPAL         CUT-OFF
    APR RANGE             CONTRACTS     CONTRACTS       BALANCE        POOL BALANCE
-----------------         ----------   ----------    -------------   ----------------
 0.000% to 7.000%........        2         0.02          22,954.95           0.02

 7.001% to 8.000%........      257         3.02       4,323,024.84           4.17

 8.001% to 9.000%........      342         4.02       5,178,886.48           5.00

 9.001% to 10.000%.......      475         5.59       6,503,651.92           6.28

10.001% to 11.000%.......      407         4.79       5,482,247.64           5.29

11.001% to 12.000%.......      474         5.58       6,447,751.53           6.22

12.001% to 13.000%.......      528         6.21       6,824,574.11           6.59

13.001% to 14.000%.......      635         7.47       8,259,945.78           7.97

14.001% to 15.000%.......      798         9.39      10,132,877.33           9.78

15.001% to 16.000%.......      968        11.39      12,125,778.86          11.71

16.001% to 17.000%.......      943        11.09      11,222,316.07          10.83

17.001% to 18.000%.......      840         9.88       9,231,162.92           8.91

18.001% to 19.000%.......      531         6.25       5,667,107.87           5.47

19.001% to 20.000%.......      434         5.10       4,499,245.41           4.34

20.001% to 21.000%.......      529         6.22       5,321,907.03           5.14

Over 21.000%.............      339         3.99       2,337,088.77           2.26
                               ---       ------     --------------         ------
          Totals.........    8,502       100.00*    103,580,521.51         100.00*
                             =====       ======     ==============         ======

----------------
* Percentages may not add to 100% because of rounding.

              GEOGRAPHIC CONCENTRATION OF THE SUBSEQUENT CONTRACTS

                    NUMBER                                       % OF
                      OF         % OF                          SUBSEQUENT
                  SUBSEQUENT   SUBSEQUENT      PRINCIPAL        CUT-OFF
                  CONTRACTS    CONTRACTS        BALANCE       POOL BALANCE
                  ----------   ----------   --------------    ------------
Arizona              389          4.58        4,575,586.73       4.42

California         2,424         28.51       31,518,548.79      30.43

Colorado             204          2.40        2,184,631.26       2.11

Delaware              70          0.82          865,365.85       0.84

Florida              764          8.99        9,251,203.21       8.93

Georgia              544          6.40        6,713,811.52       6.48

Idaho                140          1.65        1,450,186.37       1.40

Illinois             597          7.02        7,170,429.39       6.92

Indiana              218          2.56        2,459,025.41       2.37

Iowa                  42          0.49          443,589.03       0.43

Kentucky              93          1.09        1,034,866.01       1.00

Michigan             495          5.82        5,793,541.53       5.59

Mississippi            1          0.01           23,572.51       0.02

Missouri              35          0.41          429,232.87       0.41

Montana                5          0.06           55,065.45       0.05

Nevada               212          2.49        2,560,752.73       2.47

New Jersey           530          6.23        6,342,763.16       6.12

New York               1          0.01           14,179.10       0.01

North Carolina       372          4.38        4,595,403.11       4.44

Oklahoma              28          0.33          354,572.75       0.34

Oregon               270          3.18        2,936,893.66       2.84

South Carolina       163          1.92        1,855,426.51       1.79

Tennessee            136          1.60        1,577,638.47       1.52

Texas                130          1.53        1,674,315.87       1.62

Utah                   4          0.05           39,981.35       0.04

Virginia             294          3.46        3,878,046.64       3.74

Washington           341          4.01        3,781,925.23       3.65
                   -----        ------      --------------     ------
  Totals           8,502        100.00*     103,580,521.51     100.00*
                   =====        ======      ==============     ======

----------------
* Percentages may not add to 100% because of rounding.

         Set forth below is certain data concerning the Prefunded Contracts as of the related Prefunding Cut-Off Date:

                     COMPOSITION OF THE PREFUNDED CONTRACTS


Aggregate principal balance.................................$113,842,386.70

Number of Contracts...................................................9,349

Average principal balance outstanding............................$12,176.96

Average original amount financed.................................$12,176.96

Original amount financed (range)....................$1,115.46 to $64,257.00

Weighted average APR.................................................15.10%

APR (range).................................................6.99% to 25.00%

Weighted average original term........................................56.97

Original term (range).........................................12 to 72 mos.

Weighted average remaining term.......................................56.95

Remaining term (range)........................................11 to 72 mos.


                 DISTRIBUTION BY APRS OF THE PREFUNDED CONTRACTS

                        NUMBER OF        % OF                           % OF PREFUNDED
                        PREFUNDED     PREFUNDED          PRINCIPAL         CUT-OFF
    APR RANGE           CONTRACTS     CONTRACTS           BALANCE        POOL BALANCE
    ---------           ---------     ---------        -------------    --------------
 0.000% to 7.000%.....       3            0.03             37,077.13         0.03

 7.001% to 8.000%.....     195            2.09          3,239,155.44         2.85

 8.001% to 9.000%.....     280            2.99          4,587,908.54         4.03

 9.001% to 10.000%....     387            4.14          5,404,541.44         4.75

10.001% to 11.000%....     421            4.50          5,964,951.95         5.24

11.001% to 12.000%....     486            5.20          6,682,002.16         5.87

12.001% to 13.000%....     603            6.45          7,722,283.99         6.78

13.001% to 14.000%....     729            7.80          9,542,638.96         8.38

14.001% to 15.000%....     939           10.04         11,798,502.95        10.36

15.001% to 16.000%....   1,097           11.73         13,698,311.63        12.03

16.001% to 17.000%....   1,099           11.76         13,510,881.79        11.87

17.001% to 18.000%....     984           10.53         10,892,095.10         9.57

18.001% to 19.000%....     657            7.03          6,955,911.94         6.11

19.001% to 20.000%....     473            5.06          4,869,828.37         4.28

20.001% to 21.000%....     624            6.67          6,184,694.28         5.43

Over 21.000% .........     372            3.98          2,751,601.03         2.42
                         -----          ------        --------------       ------
          Totals......   9,349          100.00*       113,842,386.70       100.00*
                         =====          ======        ==============       ======

----------------
* Percentages may not add to 100% because of rounding.

               GEOGRAPHIC CONCENTRATION OF THE PREFUNDED CONTRACTS

                     NUMBER                                         % OF
                       OF           % OF                          PREFUNDING
                   PREFUNDED      PREFUNDED       PRINCIPAL        CUT-OFF
                   CONTRACTS      CONTRACTS        BALANCE       POOL BALANCE
                   ---------      ---------    --------------    ------------
Arizona                424           4.54        4,872,509.17        4.28

California           2,568          27.47       33,140,479.41       29.11

Colorado               218           2.33        2,438,874.34        2.14

Delaware                80           0.86          988,886.24        0.87

Florida                943          10.09       11,233,570.38        9.87

Georgia                616           6.59        7,579,806.35        6.66

Idaho                  131           1.40        1,388,738.02        1.22

Illinois               635           6.79        7,718,623.73        6.78

Indiana                260           2.78        3,037,423.10        2.67

Iowa                    53           0.57          616,799.11        0.54

Kentucky               135           1.44        1,636,047.64        1.44

Michigan               504           5.39        5,801,525.25        5.10

Minnesota               14           0.15          190,353.32        0.17

Mississippi             10           0.11          145,952.96        0.13

Missouri                52           0.56          569,085.76        0.50

Montana                  4           0.04           44,345.70        0.04

Nevada                 280           2.99        3,396,982.00        2.98

New Jersey             630           6.74        7,670,602.31        6.74

New York                 1           0.01           16,007.45        0.01

North Carolina         369           3.95        4,527,549.46        3.98

Oklahoma                51           0.55          657,331.26        0.58

Oregon                 251           2.68        2,745,319.77        2.41

South Carolina         185           1.98        2,047,313.37        1.80

Tennessee              146           1.56        1,783,638.58        1.57

Texas                  127           1.36        1,675,313.17        1.47

Utah                     4           0.04           48,797.17        0.04

Virginia               346           3.70        4,593,919.72        4.04

Washington             312           3.34        3,276,591.96        2.88
                     -----         ------      --------------      ------
 Totals              9,349         100.00*     113,842,386.70      100.00*
                     =====         ======      ==============      ======

----------------
* Percentages may not add to 100% because of rounding.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ONYX ACCEPTANCE FINANCIAL
                                             CORPORATION


December 2, 1999                           By: /s/ Michael A. Krahelski
                                               ---------------------------------
                                               Michael A. Krahelski,
                                               Senior Vice President